FTI Consulting, Inc. Current Investor Presentation March 2017 Exhibit 99.1

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as "anticipates," "estimates," "expects," “goals,” "intends," "believes,” "forecasts,” “targets,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates or growth targets will be achieved, and the Company's actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading "Item 1A Risk Factors" in the Company's most recent Form 10-K filed with the SEC and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Investment Thesis FTI Consulting is a leading global business advisory firm with strong people and strong positions; corporations, law firms and governments come to FTI Consulting when there is a critical need Willingness to invest EBITDA in key growth areas where we have a right to win Healthy balance sheet with strong cash flows and access to capital; net cash provided by operating activities increased 67% from 2015 Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions Organic growth strategy with an emphasis on profitable revenue growth – record revenues of $1.81 billion in 2016; 3.6% organic revenue growth, excluding foreign currency translation Believe we are on a path towards double-digit year-over-year Adjusted EPS growth over time; GAAP EPS up 30% from 2015 and Adjusted EPS up 22% from 2015

FCN Publicly Traded $1.9BLN 1982 Year Founded 4,700+ Total Employees Worldwide 410+ Senior Managing Directors 9 9 Specialized Industry Practice Groups 2 Nobel Laureates 10/10 Advisor to World’s Top 10 Bank Holding Companies 97/100 Advisor to 97 of the World’s Top 100 Law Firms 56/100 56 of Global 100 Corporations are Clients FTI Consulting: Experts with Impact 81 Offices in 81 Cities Around the Globe Equity Market Capitalization1 ¹Total Shares outstanding times the closing share price as of December 31, 2016.

Our Global Reach

With offices in every major financial center and every corner of the globe, we successfully serve our clients wherever challenges and opportunities arise.



North America

Canada
Calgary
Toronto
Vancouver

United States
Annapolis
Atlanta
Austin
Baltimore
Boston
Brentwood
Charlotte
Chicago
Coral Gables
Dallas
Denver
Great Neck
Houston
Indianapolis
Lake Oswego
Los Angeles
McLean
Miami
Mountain View
New York
Oakland
Pasadena
Philadelphia
Phoenix
Pittsburgh
Princeton
Rockville
Roseland
Saddle Brook
San Francisco
Santa Barbara
Seattle
Tucson
Walnut Creek
Washington, D.C.
Wayne
West Palm Beach
Winston-Salem

Latin America

Argentina
Buenos Aires

Brazil
Rio de Janeiro
São Paulo

Caribbean
British Virgin Islands
Cayman Islands

Colombia
Bogotá

Mexico
Mexico City

Panama
Panama City

Europe, Middle East, Africa

Belgium
Brussels

Denmark
Copenhagen

France
Paris

Germany
Berlin
Frankfurt

Ireland
Dublin

Netherlands
Den Haag

Qatar
Doha

Russia
Moscow

South Africa
Cape Town
Johannesburg

Spain
Madrid

United Arab Emirates
Abu Dhabi
Dubai

United Kingdom
London
Stirling

Asia Pacific

Australia
Brisbane
Melbourne
Perth
Sydney

China
Beijing
Guangzhou
Hong Kong
Shanghai

India
Mumbai
New Delhi

Indonesia
Jakarta

Japan
Tokyo

Korea
Seoul

Malaysia
Kuala Lumpur

Philippines [1]
Manila

Singapore

1. Affiliate

FTI CONSULTING

5

Business Snapshot: Five Segments, One Purpose Corporate Finance & Restructuring Economic Consulting Forensic and Litigation Consulting Strategic Communications Technology FTI Consulting is organized into five segments, each of which is a global leader in its own right for one simple reason: our commitment to having a tangible, positive impact on how our clients confront and manage change and risk.

Segment Snapshot: Revenues and Adjusted Segment EBITDA 2016 Segment Revenues 2016 Total Adjusted Segment EBITDA¹ Q4 2016 Segment Revenues Q4 2016 Total Adjusted Segment EBITDA¹ Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. .

Corporate Finance & Restructuring Services Bankruptcy Support Services Interim Management Services Investment Banking Litigation Support Business Transformation Services Performance Improvement Private Equity Advisory Restructuring/Turnaround Services Corporations/C-Suite Boards of Directors Equity Sponsors Secured Lenders Unsecured Creditors Clients Transaction Services Valuation & Financial Advisory Services (in thousands, except percentages and headcount data) (unaudited)   2012 2013 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 2016 Segment Revenue $394,719 $382,526 $391,115 $106,212 $109,113 $113,487 $111,586 $440,398 $127,156 $132,142 $110,617 $113,354 $483,269 Segment Gross Profit Margin 39.5% 35.9% 32.6% 39.8% 37.6% 39.5% 36.5% 38.3% 40.7% 38.8% 33.6% 32.0% 36.5% Segment SG&A $61,027 $71,966 $75,382 $20,528 $19,695 $18,852 $22,475 $81,550 $20,823 $19,983 $20,109 $20,669 $81,584 Adjusted Segment EBITDA $95,916 $67,183 $55,492 $22,480 $22,032 $26,662 $18,927 $90,101 $31,603 $32,041 $17,762 $16,282 $97,688 Adjusted Segment EBITDA Margin 24.3% 17.6% 14.2% 21.2% 20.2% 23.5% 17.0% 20.5% 24.9% 24.2% 16.1% 14.4% 20.2% Segment Billable Headcount 697 737 706 735 775 830 838 838 857 853 904 895 895

Corporate Finance & Restructuring (continued) The Corporate Finance & Restructuring segment focuses on strategic, operational, financial and capital needs of businesses by addressing the full spectrum of financial and transactional challenges faced by companies, boards, private equity sponsors, creditor constituencies and other stakeholders. Medium-Term Initiatives Reinforce core positions e.g., TMT, company-side, interim management, creditor rights Drive organic growth in new/adjacent businesses where we have the right to win, e.g., EMEA restructuring, performance improvement, carve-out Drive overseas bets to fruition e.g., EMEA transaction advisory services, EMEA Tax Focus on profitability enhancements cost control, engagement profitability improvements Segment Offering Revenues increased $42.9 million, or 9.7%, from 2015 to 2016, which included a 1.8% estimated negative impact from FX. Excluding the estimated impact of FX, revenues increased $50.9 million, or 11.6%. This increase was primarily due to higher demand for restructuring service offerings in North America and EMEA and higher demand for tax services in EMEA. Gross profit increased $7.5 million, or 4.4%, from 2015 to 2016. Gross profit margin decreased 1.8 percentage points from 2015 to 2016. The decrease was primarily due to lower utilization, higher employee-related costs, and increased headcount in North America and EMEA, partially offset by improved staff leverage in EMEA and $11.9 million in success fees in 2016. Adjusted Segment EBITDA for 2016 was $97.7 million, or 20.2 percent of segment revenues, compared to $90.1 million, or 20.5 percent of segment revenues, in 2015. 2016 Key Financial Commentary

Forensic and Litigation Consulting

Services

- Business Insurance Claims
- Compliance, Monitoring & Receivership
- Construction & Environmental Solutions
- Dispute Advisory Services
- Data & Analytics
- Financial Services
- Forensic Accounting & Advisory Services ("FAAS")
- Global Risk & Investigations Practice ("GRIP")
- Government Contracts
- Health Solutions
- Insurance
- Intellectual Property
- Trial Services

Clients

- Corporations
- Boards of Directors
- Governments
- Law Firms

PokerStars.com

mvmc

MKG



STANFORD

	2012	2013	2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	2016
Segment Revenue	$407,586	$433,632	$483,380	$123,265	$126,131	$116,158	$116,715	$482,269	$119,004	$118,193	$115,045	$105,492	$457,734
Segment Gross Profit Margin	33.8%	35.9%	36.6%	36.3%	35.2%	30.0%	26.7%	32.2%	32.7%	31.1%	32.9%	27.8%	31.2%
Segment SG&A	$80,842	$84,616	$90,707	$23,634	$25,347	$22,349	$23,387	$94,717	$20,192	$22,523	$22,554	$24,257	$89,526
Adjusted Segment EBITDA	$60,566	$74,481	$90,468	$22,071	$19,979	$13,406	$8,811	$64,267	$19,808	$15,190	$16,554	$6,330	$57,882
Adjusted Segment EBITDA Margin	14.9%	17.2%	18.7%	17.9%	15.8%	11.5%	7.5%	13.3%	16.6%	12.9%	14.4%	6.0%	12.6%
Segment Billable Headcount	952	1,061	1,154	1,145	1,169	1,209	1,131	1,131	1,132	1,117	1,145	1,110	1,110

(in thousands, except percentages and headcount data) (unaudited)

FTI CONSULTING

10

Forensic and Litigation Consulting (continued) Reinvest behind core areas of strength e.g., FAAS, D&A, GRIP Grow key regions where we have a right to win e.g., with a focus in construction & environmental solutions Invest behind people to expand key businesses e.g., insurance, geopolitical intelligence Segment Offering The Forensic and Litigation Consulting segment provides a complete range of multidisciplinary, independent dispute advisory, investigative, data acquisition/analysis and forensic accounting services. Our professionals combine end-to-end capabilities when clients face high stakes litigation, arbitration and compliance investigations and regulatory scrutiny. Medium-Term Initiatives Revenues decreased $24.5 million, or 5.1%, from 2015 to 2016, which included a 1.1% estimated negative impact from FX. Excluding the estimated impact of FX, revenues decreased $19.2 million, or 4.0%, due to lower demand in our health solutions and global dispute advisory services practices. These decreases were partially offset by higher demand in our global risk and investigations and global data & analytics practices. Gross profit decreased $12.2 million, or 7.9%, from 2015 to 2016. Gross profit margin decreased 1.0 percentage points from 2015 to 2016. This decrease was primarily due to lower utilization in our health solutions and global dispute advisory services practices, combined with higher compensation expense in our global risk and investigations practice, partially offset by higher utilization in our global data & analytics practices. Adjusted Segment EBITDA for 2016 was $57.9 million, or 12.6 percent of segment revenues, compared to $64.3 million, or 13.3 percent of segment revenues, in 2015. 2016 Key Financial Commentary

Economic Consulting Antitrust & Competition Economics Business Valuation Center for Healthcare Economics and Policy Intellectual Property International Arbitration Labor & Employment Public Policy Corporations Government Entities Law Firms Services Clients Regulated Industries Securities Litigation & Risk Management (in thousands, except percentages and headcount data) (unaudited)   2012 2013 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 2016 Segment Revenue $391,622 $447,366 $451,040  $106,081 $108,698 $114,541 $118,589 $447,909 $130,731 $118,006 $122,480 $129,270 $500,487 Segment Gross Profit Margin 32.3% 32.9% 27.0%  24.6%  26.9% 27.4% 28.1% 26.8% 28.2% 27.2% 27.6% 26.4% 27.3% Segment SG&A $51,912 $58,282 $66,159  $15,501  $14,858 $15,538 $15,316 $61,213 $16,426 $17,604 $16,745 $16,555 $67,330 Adjusted Segment EBITDA $77,461 $92,204  $59,282  $11,556 $15,292 $16,654 $18,828 $62,330 $21,319 $15,381 $18,354 $19,048 $74,102 Adjusted Segment EBITDA Margin 19.8% 20.6% 13.1%  10.9%  14.1% 14.5% 15.9% 13.9% 16.3% 13.0% 15.0% 14.7% 14.8% Segment Billable Headcount 474 530 574  566 554 594 599 599 607 604 647 656 656

Economic Consulting (continued) Medium-Term Initiatives Continue driving Compass Lexecon Expand international arbitration, energy and Center for Healthcare Economics and Policy offerings Continue to expand cross-segment collaboration Segment Offering Revenues increased $52.6 million, or 11.7%, from 2015 to 2016, which included a 2.1% estimated negative impact from FX. Excluding the estimated impact of FX, revenues increased $62.1 million, or 13.9%, primarily due to higher demand for our M&A and non-M&A-related antitrust services and financial economics services in North America. Gross profit increased $16.8 million, or 14.0%, from 2015 to 2016. Gross profit margin increased 0.5 percentage points from 2015 to 2016. This increase was primarily due to higher utilization and higher average realization in our M&A and non-M&A-related antitrust services and financial economics services in North America, largely offset by higher variable compensation. Adjusted Segment EBITDA for 2016 was $74.1 million, or 14.8 percent of segment revenues, compared to $62.3 million, or 13.9 percent of segment revenues, in 2015. 2016 Key Financial Commentary The Economic Consulting segment, including subsidiary Compass Lexecon, provides analysis of complex economic issues. We help our clients with legal, regulatory and international arbitration proceedings; strategic decision making; and public policy debates around the world. We deliver sophisticated economic analysis and modeling of issues arising in M&A transactions, complex antitrust litigation, commercial disputes, international arbitration, regulatory proceedings and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic issues, such as the economic impact of deregulation on a particular industry or the amount of damages suffered by a business as a result of particular events.

Clients Technology Corporations Government Agencies Law Firms Computer Forensics & Investigations Discovery Consulting E-discovery Software & Services Software & Services (in thousands, except percentages and headcount data) (unaudited)   2012 2013 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 2016 Segment Revenue $195,194 $202,663 $241,310  $54,654  $61,826 $55,568 $46,551 $218,599 $48,281 $41,882 $44,072 $43,485 $177,720 Segment Gross Profit Margin 54.9% 52.2% 48.0%  44.7%  43.6% 43.9% 40.7% 43.3% 41.5% 41.2% 41.8% 33.2% 39.5% Segment SG&A $62,436 $59,890 $68,162  $18,026 $18,297 $17,386 $17,411 $71,120 $16,014 $16,211 $15,129 $16,781 $64,135 Adjusted Segment EBITDA $57,203 $60,655 $63,545   $10,073 $12,166 $10,813 $5,958 $39,010 $7,823 $5,035 $7,398 $5,558 $25,814 Adjusted Segment EBITDA Margin 29.3% 29.9% 26.3%  18.4%  19.7% 19.5% 12.8% 17.8% 16.2% 12.0% 16.8% 12.8% 14.5% Segment Billable Headcount 277 306  344 360  364 354 349 349 313 301 298 288 288

Medium-Term Initiatives Expand the ecosystem for Ringtail® Ongoing investment in new products and services e.g., information governance services, to stay leading edge with respect to the most complicated, major corporate events Technology (continued) Segment Offering Revenues decreased $40.9 million, or 18.7%, from 2015 to 2016, which included a 1.2% estimated negative impact from FX. Excluding the estimated impact of FX, revenues decreased $38.2 million, or 17.5%, due to reduced demand for M&A-related second request activity and fewer large cross-border investigations. Consulting and managed review services declined largely due to a decrease in demand and lower realized pricing. Gross profit decreased $24.6 million, or 26.0%, from 2015 to 2016. Gross profit margin decreased 3.8 percentage points to 39.5% from 2015 to 2016. The decrease in gross profit margin was due to lower demand and realized pricing for consulting and managed review services and $3.8 million in accelerated amortization of certain capitalized software assets in 2016. Adjusted Segment EBITDA for 2016 was $25.8 million, or 14.5 percent of segment revenues, compared to $39.0 million, or 17.8 percent of segment revenues, in 2015. 2016 Key Financial Commentary The Technology segment is a leading provider of software and consulting services for e-discovery and information management. We assist clients with internal, regulatory and global investigations, early case assessment, litigation and joint defense, antitrust and competition investigations, including pre-merger notification “Second Request”, and the secure management, analysis and use of critical corporate information. We also help clients locate, review and produce electronically stored information (“ESI”). Our proprietary Ringtail® software and Acuity® managed review are used for e-discovery and document review in litigation and secure information management.

Strategic Communications Services Corporate Communications Creative Engagement & Digital Communications Crisis Communications Employee Engagement & Change Communications Financial Communications Litigation Communications M&A Communications Public Affairs Restructuring & Financial Issues CEOs CFOs Chief Communications Officers Investor Relations Officers Boards of Directors Clients Shareholder Activism & Proxy Advisory Strategy Consulting & Research (in thousands, except percentages and headcount data) (unaudited)   2012 2013 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 2016 Segment Revenue $187,750 $186,245 $189,367  $42,126 $43,369 $55,716 $48,763 $189,974 $45,113 $49,924 $45,828 $50,319 $191,184 Segment Gross Profit Margin 36.9% 34.7% 36.7%   37.4% 36.9% 33.0% 38.4% 36.3% 38.0% 39.4% 37.2% 38.7% 38.4% Segment SG&A $46,852 $47,874 $48,890  $10,444 $10,747 $10,058 $11,471 $42,720 $11,408 $11,518 $9,945 $11,538 $44,409 Adjusted Segment EBITDA $25,019 $18,737  $22,588 $5,752 $5,631 $8,717 $7,627 $27,727 $6,108 $8,440 $7,509 $8,401 $30,458 Adjusted Segment EBITDA Margin 13.3% 10.1% 11.9%  13.7%  13.0% 15.6% 15.6% 14.6% 13.5% 16.9% 16.4% 16.7% 15.9% Segment Billable Headcount 593 590  566  556 551 594 599 599 601 606 624 647 647

Strategic Communications (continued) The Strategic Communications segment provides comprehensive view of strategic communications with an integrated suite of services, including financial communications, corporate reputation, transaction communications and public affairs in all the major markets around the world. Medium-Term Initiatives Reinforce financial and corporate communications positions Continued expansion of public affairs practice Focus on EBIT improvement Segment Offering Revenues increased $1.2 million, or 0.6%, from 2015 to 2016, which included a 3.9% estimated negative impact from FX. Excluding the estimated negative impact of FX, revenues increased $8.5 million, or 4.5%, primarily due to higher project-based revenues in North America and EMEA, predominantly in financial communications and public affairs-related engagements. These increases were partially offset by a $6.7 million reduction in pass-through revenues. Gross profit increased $4.4 million, or 6.4%, from 2015 to 2016. Gross profit margin increased 2.1 percentage points from 2015 to 2016. Excluding the impact of net pass-through revenues, gross profit margin improved 0.7% due to a larger proportion of revenues coming from large-scale and higher margin engagements. Adjusted Segment EBITDA for 2016 was $30.5 million, or 15.9 percent of segment revenues, compared to $27.7 million, or 14.6 percent of segment revenues, in 2015. 2016 Key Financial Commentary

Full Year 2016 Awards & Accolades Forbes magazine named FTI Consulting to their inaugural list of America’s Best Management Consulting Firms in 17 categories (2016) Corporate Counsel Names FTI Consulting a Top Service Provider in the Legal Industry and as the #1 Provider for Crisis Management, Litigation Valuation, Case Management Software and Corporate Investigations Support (2016) FTI Consulting and Compass Lexecon Recognized as Most Highly Regarded Firms in Who’s Who Legal: Consulting Experts Guide – the first edition ever; FTI Consulting and Compass Lexecon had the most experts named with 98 from 12 countries in 24 cities across the globe (2016) Who’s Who Legal named Compass Lexecon the Competition Economist Firm of the Year for two consecutive years (2015-2016) Most professionals by firm named in Global Arbitration Review's list of "The International Who's Who of Commercial Arbitration" for six consecutive years – the 2016 list included 19 experts from FTI Consulting and 15 experts from Compass Lexecon (2011-2016) Ranked #1 Crisis Management Firm by The Deal Pipeline consecutively for the last nine years (2007-2016) Named 2016 Global Turnaround Consulting Firm of the Year and awarded eight Turnaround Atlas Awards by the Global M&A Network for two consecutive years (2015-2016)

Full Year 2016 Awards & Accolades (continued) FTI Consulting recognized as the top Intellectual Property Litigation Consulting Firm in the 2016 Best of The National Law Journal reader rankings and voted #1 Intellectual Property Litigation Consulting Services provider in The National Law Journal’s “Best of 2016” list, also named a leading Litigation Valuation Provider, Jury Consultant, Demonstrative Evidence Provider and Trial Technology “Hot Seat” Provider by The National Law Journal readers (2016) Health Solutions practice honored with an Association of Management Consulting Firm’s 2016 Spotlight Award in the Operating Model Design category for our work with Children’s National Health System (2016) Named to 100 Companies That Matter in Knowledge Management list for sixth consecutive years by KMWorld magazine (2000-2016) Recognized as top data visualization solution provider by CIOReview (2016) Named PR Firm of the Year by the M&A Atlas Awards (2014-2016) Winner of two top awards at the 2016 PRCA City and Financial PR Awards event for the “Best Crisis Communications Campaign” and “Best Social Media Campaign” (2016)

Financial Overview

FY 2012 – FY 2017 Guidance: Revenues ($ Millions) Revenues

FY 2012 – FY 2016: Net Income and Adjusted EBITDA ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. Net Income ($ Millions) Adjusted EBITDA¹ ($ Millions)

GAAP Earnings Per Share FY 2012 – FY 2017 Guidance: GAAP and Adjusted EPS ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Earnings Per Share, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. Adjusted Earnings Per Share¹

Financial Profile ¹Total debt excludes the reduction for deferred debt issue costs of $4.5 million, $5.2 million and $11.6 million as of December 31, 2016, 2015 and 2014, respectively. (in thousands, except for DSOs)

Financial Tables Reconciliations of Non-GAAP Financial Measures

Reconciliations of Net Income (Loss) to Adjusted Net Income and Earnings (Loss) Per Share to Adjusted Earnings Per Share

(in thousands, except for per share data)

	2016	2015	2014	2013	2012
Net income (loss)	**$85,520**	**$66,053**	**$58,807**	**($10,594)**	**($36,986)**
Add back:					
Special charges	10,445	-	16,339	38,414	29,557
Tax impact of special charges	(3,595)	-	(6,702)	(15,147)	(10,442)
Goodwill impairment charges[1]	-	-	-	83,752	110,387
Loss on early extinguishment of debt	-	19,589	-	-	4,850
Tax impact of loss on early extinguishment of debt	-	(7,708)	-	-	(1,940)
Remeasurement of acquisition-related contingent consideration	1,403	(1,867)	(2,722)	(13,555)	(5,228)
Tax impact of remeasurement of acquisition-related contingent consideration, net of tax	(546)	747	1,004	1,501	-
Adjusted Net Income[2]	**$93,227**	**$76,814**	**$66,726**	**$84,371**	**$90,198**
Earnings (loss) per common share – diluted	**$2.05**	**$1.58**	**$1.44**	**($0.27)**	**($0.92)**
Add back:					
Special charges	0.25	-	0.40	0.98	0.71
Tax impact of special charges	(0.08)	-	(0.16)	(0.39)	(0.24)
Goodwill impairment charge[1]	-	-	-	2.14	2.74
Loss on early extinguishment of debt	-	0.47	-	-	0.12
Tax impact of loss on early extinguishment of debt	-	(0.19)	-	-	(0.05)
Remeasurement of acquisition-related contingent consideration, net of tax	0.03	(0.04)	(0.06)	(0.35)	(0.13)
Tax impact of remeasurement of acquisition-related contingent consideration, net of tax	(0.01)	0.02	0.02	0.05	-
Impact of denominator for diluted adjusted earnings per common share	-	-	-	(0.07)	(0.06)
Adjusted earnings per common share – diluted[2]	**$2.24**	**$1.84**	**$1.64**	**$2.09**	**$2.17**
Weighted average number of common shares outstanding – diluted	41,709	41,729	40,729	40,421	41,578

[1]The goodwill impairment charge is non-deductible for income tax purposes and resulted in no tax benefit for 2013 and 2012.
[2]See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Adjusted Net Income and Adjusted Earnings Per Share.

FTI CONSULTING
26

Reconciliation of Net Income (Loss) to Adjusted EBITDA   2016 2015 2014 2013 2012 Net Income (Loss) $ 85,520 $ 66,053 $ 58,807 $ (10,594) $ (36,986) Interest income and other (10,466) (3,232) (4,670) (1,748) (5,659) Interest expense 24,819 42,768 50,685 51,376 56,731 Income tax provision 42,283 39,333 42,604 42,405 40,100 Loss on early extinguishment of debt - 19,589 - - 4,850 Depreciation and amortization 38,700 31,392 33,989 32,541 29,604 Amortization of other intangible assets 10,306 11,726 15,521 22,954 22,407 Special charges 10,445 - 16,339 38,414 29,557 Remeasurement of acquisition related contingent consideration 1,403 (1,867) (2,723) (13,555) (5,227) Goodwill impairment charge - - - 83,752 110,387 Adjusted EBITDA¹ $ 203,010 $ 205,762 $ 210,552 $ 245,545 $ 245,764 (in thousands) 1See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Adjusted EBITDA, which is a non-GAAP measure.

End Notes: FTI Consulting Non-GAAP Data Reconciliations

We have included the definitions of Segment Operating Income (Loss) and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures presented in this earnings release. We define Segment Operating Income (Loss) as a segment's share of Consolidated Operating Income (Loss). We define Total Segment Operating Income (Loss), which is a non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment's share of Consolidated Operating Income (Loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment's ability to generate cash. We define Adjusted Segment EBITDA Margin as Adjusted Segment EBITDA as a percentage of a segment's revenues.

We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that the non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges, when considered together with our GAAP financial results and GAAP measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies.

We define Adjusted Net Income and Adjusted Earnings per Diluted Share ("Adjusted EPS"), which are non-GAAP financial measures, as net income and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measure, which excludes the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt, when considered together with our GAAP financial results, provides management and investors with an additional understanding of our business operating results, including underlying trends.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.

F T I CONSULTING

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